Exhibit 10.3

AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amendment (this “Amendment”) to that certain AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of December 18, 2020 (the “Original Agreement”), by and among (i) CareMax, Inc., f/k/a Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (“Pubco”), (ii) DFHTA Sponsor LLC, a Delaware limited liability company, (iii) each of the Persons listed on the Schedule of Investors attached to the Original Agreement and (iv) each of the other Persons set forth from time to time on the Schedule of Investors who, at any time, own securities of Pubco and enter into a joinder to the Original Agreement agreeing to be bound by the terms thereof (each Person identified in the foregoing (ii) through (iv), an “Investor” and, collectively, the “Investors”), is made as of November 10, 2022 (the “Amendment Date”), by and among Pubco and each Investor executing a signature page hereto (the “Parties”), including the Majority Deerfield Investors, the Majority IMC Investors and the Majority Caremax Investors (each as defined below). Unless otherwise provided in this Amendment, capitalized terms used and not otherwise defined herein have the meanings set forth in the Original Agreement.

WHEREAS, pursuant to Section 12(d) of the Original Agreement, the Original Agreement may be amended or waived only with the prior written consent of Pubco and the holders of a majority of the Registrable Securities then outstanding; provided, that (i) such majority shall include the Majority Deerfield Investors for so long as the Majority Deerfield Investors hold at least 5% of the outstanding Common Stock on the date of such amendment or waiver and in certain other circumstances, (ii) such majority shall include the Majority IMC Investors for so long as the Majority IMC Investors hold at least 5% of the outstanding Common Stock on the date of such amendment or waiver and (iii) such majority shall include the Majority Caremax Investors for so long as the Majority Caremax Investors hold at least 5% of the outstanding Common Stock on the date of such amendment or waiver, and any amendment or waiver effected in accordance with Section 12(d) of the Original Agreement shall be binding upon each Investor and Pubco; and

WHEREAS, the undersigned Parties include Pubco and the holders of at least a majority of the Registrable Securities as of the Amendment Date, including the Majority Deerfield Investors, the Majority IMC Investors and the Majority Caremax Investors, and the Parties desire to make certain amendments to the Original Agreement with respect to Sections 2(h), 3(c) and 3(d) of the Original Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals, which shall constitute a part of this Amendment, and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Certain Amendments to the Original Agreement. The Original Agreement is hereby amended as follows:

a.	Section 2(h) of the Original Agreement is hereby amended and restated as follows:

“Pubco represents and warrants to each holder of Registrable Securities that the registration rights granted in this Agreement, do not, and will not, conflict with any other registration rights granted by Pubco, including the grant of registration rights to (a) Related CM Advisor, LLC, a Delaware limited liability company (the “Advisor”), and such other persons who shall at any time own securities of Pubco and enter into a joinder to that certain registration rights agreement, dated July 13, 2021, by and among Pubco, the Advisor and such other persons who have entered into a joinder thereto, and (b) Dr. Ralph de la Torre (“RDLT”), Dr. Michael Callum (“MC”), Medical Properties Trust, Inc., a Maryland corporation (“MPT”), Sparta Holding Co. LLC, a Delaware limited liability company (the “Seller”) and each person who is a “Permitted Transferee” under that certain investor rights agreement (in substantially the form included with the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 7, 2022), to be entered into by and among Pubco, RDLT, MC, MPT, the Seller and the other parties thereto on or about the Amendment Date (as defined in the amendment hereto dated as of November 7, 2022) (such grants of registration rights described in the foregoing clauses (a) and (b), together with any other grants of registration rights after the Amendment Date to the extent such rights are, pursuant to the written agreements granting such rights, pari passu with the rights of the holders of Registrable Securities under Sections 3(c) and 3(d) of this Agreement, being referred to herein as the “Additional Registration Rights”). Pubco shall not grant to any Persons the right to request Pubco to register any equity securities of Pubco, or any securities, options or rights convertible or exchangeable into or exercisable for such securities on terms more favorable than, or inconsistent with, the rights granted to the Investors under Sections 1, 2, 3 and 4 of this Agreement without the prior written consent of the holders of a majority of the Registrable Securities then outstanding.”

b.	Section 3(c) of the Original Agreement is hereby amended and restated as follows:

Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of Pubco, and the managing underwriters advise Pubco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Pubco shall include in such registration (i) first, the securities Pubco proposes to sell, (ii) second, the Registrable Securities and other securities of Pubco subject to the Additional Registration Rights requested to be included in such registration by the Investors and such other Persons with the Additional Registration Rights, respectively, which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities and such other Persons with the Additional Registration Rights on the basis of the number of Registrable Securities and other securities of Pubco owned by each such holder or such other Persons with the Additional Registration Rights, respectively), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

c.	Section 3(d) of the Original Agreement is hereby amended and restated as follows:

Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Pubco’s securities other than holders of Registrable Securities, and the managing underwriters advise Pubco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Pubco shall include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by the Investors and other securities of Pubco subject to the Additional Registration Rights requested to be included in such registration by such other Persons with the Additional Registration Rights which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities and such other Persons with the Additional Registration Rights on the basis of the number of Registrable Securities and other securities of Pubco owned by each such holder or such other Persons with the Additional Registration Rights, respectively), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

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2.

Effect of Amendment. The provisions of the Original Agreement, as amended by this Amendment, remain in full force and effect. From and after the date hereof, references to “this Agreement” in the Original Agreement shall be deemed references to the Original Agreement, as amended by this Amendment. For the avoidance of doubt, the execution of this Amendment by the undersigned Parties shall constitute the consent thereof to the grant of the Additional Registration Rights.

3.

Entire Agreement. This Amendment and the Original Agreement, as amended pursuant to this Amendment, constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties to the Original Agreement with respect to the subject matter hereof.

4.	Miscellaneous. Sections 12(c), (e) and (g)-(m) of the Original Agreement are hereby incorporated by reference and shall apply mutatis mutandis as if set forth at length herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the Amendment Date.

CAREMAX, INC.

By:	/s/ Carlos A. De Solo
Name: Carlos A. de Solo
Title: Chief Executive Officer

[Signature Page to Amendment to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the Amendment Date.

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt, L.P., its General Partner
By: J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David Clark
Name: David Clark
Title: Authorized Signatory

Address:
c/o Deerfield Management Company, L.P.
345 Park Avenue South, 12th Floor
New York, NY 10010
Attn: David J. Clark
Email: dclark@deerfield.com

with a copy to:

Katten Muchin Rosenman LLP
525 W. Monroe Street
Chicago, Illinois 60661
Attn: Mark D. Wood, Esq.
Email: mark.wood@katten.com

[Signature Page to Amendment to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the Amendment Date.

ATHYRIUM OPPORTUNITIES III ACQUISITION 2 LP

By: ATHYRIUM OPPORTUNITIES ASSOCIATES III LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES III GP LLC, its General Partner

By:	/s/ Rashida Adams
Name: Rashida Adams
Title: Authorized Signatory

ATHYRIUM OPPORTUNITIES III ACQUISITION LP

By: ATHYRIUM OPPORTUNITIES ASSOCIATES III LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES III GP LLC, its General Partner

By:	/s/ Rashida Adams
Name: Rashida Adams
Title: Authorized Signatory

[Signature Page to Amendment to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the Amendment Date.

COMVEST IMC HOLDINGS, LLC

By:	/s/ Roger Marrero
Name: Roger Marrero
Title: Authorized Signatory

[Signature Page to Amendment to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the Amendment Date.

O.M. INVESTMENT GROUP, INC.

By:	/s/ Carlos A. de Solo
Name: Carlos A. de Solo
Title: Chief Executive Officer

[Signature Page to Amendment to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the Amendment Date.

C.G.D. INVESTMENT GROUP, INC.

By:	/s/ Alberto R. de Solo
Name: Alberto R. de Solo
Title: Chief Executive Officer

[Signature Page to Amendment to Amended and Restated Registration Rights Agreement]